SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 Date of Report: June 22, 1999 (Date of earliest event reported) ABN AMRO Mortgage Corporation (as depositor under the Pooling and Servicing Agreement, dated as of June 1, 1999 providing for, inter alia, the issuance of ABN AMRO Mortgage Corporation Mortgage Pass-through Certificates Series 1999-4) Delaware (State or other jurisdiction of organization) 333-57027-02 (Commission File No.) 363886007 (I.R.S. Employer Identification No.) 181 West Madison Street Chicago, Illinois 60602 (Address of principal executive offices) (Zip Code) Registrant's Telephone Number, including area code (312) 782-0600 (Former name or former address, if changed since last report.) ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS (c) Exhibits Exhibit No. Description 99.1 Monthly distribution report pursuant to Section 4.02 of the Pooling and Servicing Agreement for the distribution on July 25, 2001. Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized. LASALLE BANK N.A., IN ITS CAPACITY AS AGENT FOR THE TRUSTEE UNDER THE POOLING AND SERVICING AGREEMENT ON BEHALF OF ABN AMRO Mortgage Corporation, REGISTRANT By: /s/ Russell Goldenberg Russell Goldenberg, Group Senior Vice President Dated: July 25, 2001 ABN AMRO LaSalle Bank N.A. Administrator: Rita Lopez (800) 246-5761 135 S. LaSalle Street Suite 1625 Chicago, IL 60603-4159 ABN AMRO Mortgage Corporation LaSalle Home Mortgage Corporation as Servicer Multi-Class Mortgage Pass-through Certificates Series 1999-4 ABN AMRO Acct: 67-8180-00-1 Statement Date 07/25/01 Payment Date: 07/25/01 Prior Payment: 06/25/01 Record Date: 06/29/01 WAC: 6.9556% WAMM: 307 Number Of Pages Table Of Contents 1 REMIC Certificate Report 3 Other Related Information 3 Asset Backed Facts Sheets 3 Total Pages Included In This Package 10 Modified Loan Detail Appendix A Realized Loss Detail Appendix B LaSalle Web Site www.etrustee.net LaSalle Bulletin Board (714) 282-3990 #REF! #REF! Bloomberg User Terminal 0 0 Monthly Data File Name: ABN99004_200107_3.EXE Original Opening Class Face Value (1) Balance CUSIP Per $1,000 Per $1,000 IA-1 25,615,000.00 17,756,441.38 00077BHG1 1000.00000000 693.20481671 IA-2 109,340,000.00 88,040,462.95 00077BHH9 1000.00000000 805.19903924 IA-3 36,323,000.00 36,323,000.00 00077BHJ5 1000.00000000 1000.00000000 IA-4 33,553,442.00 33,553,442.00 00077BHK2 1000.00000000 1000.00000000 IA-5 51,230,000.00 41,011,813.53 00077BHL0 1000.00000000 800.54291489 IA-6 23,785,000.00 23,066,356.07 00077BHM8 1000.00000000 969.78583435 IA-7 26,011,000.00 18,586,975.27 00077BHN6 1000.00000000 714.58134136 IA-8 12,310,000.00 12,310,000.00 00077BHP1 1000.00000000 1000.00000000 IA-9 6,108,000.00 6,108,000.00 00077BHQ9 1000.00000000 1000.00000000 IA-10 3,932,961.00 3,877,680.71 00077BHR7 1000.00000000 985.94435846 IA-11 3,074,000.00 3,074,000.00 00077BHS5 1000.00000000 1000.00000000 IA-12 665,000.00 665,000.00 00077BHT3 1000.00000000 1000.00000000 IA-13 10,246,116.00 8,743,045.03 00077BHU0 1000.00000000 853.30334246 IA-X1 6,234,751.20 N 5,454,058.21 00077BHV8 1000.00000000 874.78361696 IA-X2 10,902,679.72 N 8,526,441.91 00077BHW6 1000.00000000 782.05011312 Principal Principal Negative Class Payment Adj. or Loss Amortization CUSIP Per $1,000 Per $1,000 Per $1,000 IA-1 307,556.91 0.00 0.00 00077BHG1 12.00690650 0.00000000 0.00000000 IA-2 2,098,011.58 0.00 0.00 00077BHH9 19.18796031 0.00000000 0.00000000 IA-3 0.00 0.00 0.00 00077BHJ5 0.00000000 0.00000000 0.00000000 IA-4 0.00 0.00 0.00 00077BHK2 0.00000000 0.00000000 0.00000000 IA-5 1,006,494.81 0.00 0.00 00077BHL0 19.64659008 0.00000000 0.00000000 IA-6 503,978.03 0.00 0.00 00077BHM8 21.18890183 0.00000000 0.00000000 IA-7 731,268.94 0.00 0.00 00077BHN6 28.11383415 0.00000000 0.00000000 IA-8 0.00 0.00 0.00 00077BHP1 0.00000000 0.00000000 0.00000000 IA-9 0.00 0.00 0.00 00077BHQ9 0.00000000 0.00000000 0.00000000 IA-10 38,767.53 0.00 0.00 00077BHR7 9.85708478 0.00000000 0.00000000 IA-11 0.00 0.00 0.00 00077BHS5 0.00000000 0.00000000 0.00000000 IA-12 0.00 0.00 0.00 00077BHT3 0.00000000 0.00000000 0.00000000 IA-13 148,053.00 0.00 0.00 00077BHU0 14.44967049 0.00000000 0.00000000 IA-X1 0.00 0.00 0.00 00077BHV8 0.00000000 0.00000000 0.00000000 IA-X2 0.00 0.00 0.00 00077BHW6 0.00000000 0.00000000 0.00000000 Closing Interest Interest Class Balance Payment Adjustment CUSIP Per $1,000 Per $1,000 Per $1,000 IA-1 17,448,884.47 96,180.72 0.00 00077BHG1 681.19791021 3.75485926 0.00000000 IA-2 85,942,451.37 476,885.84 0.00 00077BHH9 786.01107893 4.36149479 0.00000000 IA-3 36,323,000.00 204,316.88 0.00 00077BHJ5 1000.00000000 5.62500014 0.00000000 IA-4 33,553,442.00 181,747.81 0.00 00077BHK2 1000.00000000 5.41666664 0.00000000 IA-5 40,005,318.72 222,147.32 0.00 00077BHL0 780.89632481 4.33627406 0.00000000 IA-6 22,562,378.04 134,553.74 0.00 00077BHM8 948.59693252 5.65708388 0.00000000 IA-7 17,855,706.33 100,679.45 0.00 00077BHN6 686.46750721 3.87064896 0.00000000 IA-8 12,310,000.00 66,679.17 0.00 00077BHP1 1000.00000000 5.41666694 0.00000000 IA-9 6,108,000.00 35,630.00 0.00 00077BHQ9 1000.00000000 5.83333333 0.00000000 IA-10 3,838,913.18 0.00 0.00 00077BHR7 976.08727369 0.00000000 0.00000000 IA-11 3,074,000.00 17,931.67 0.00 00077BHS5 1000.00000000 5.83333442 0.00000000 IA-12 665,000.00 3,602.08 0.00 00077BHT3 1000.00000000 5.41666165 0.00000000 IA-13 8,594,992.03 47,358.16 0.00 00077BHU0 838.85367197 4.62205972 0.00000000 IA-X1 5,352,674.52 29,542.82 0.00 00077BHV8 858.52255330 4.73841201 0.00000000 IA-X2 8,363,608.28 46,184.89 0.00 00077BHW6 767.11492015 4.23610444 0.00000000 Pass-Through Class Rate (2) CUSIP Next Rate (3) IA-1 6.5000% 00077BHG1 Fixed IA-2 6.5000% 00077BHH9 Fixed IA-3 6.7500% 00077BHJ5 Fixed IA-4 6.5000% 00077BHK2 Fixed IA-5 6.5000% 00077BHL0 Fixed IA-6 7.0000% 00077BHM8 Fixed IA-7 6.5000% 00077BHN6 Fixed IA-8 6.5000% 00077BHP1 Fixed IA-9 7.0000% 00077BHQ9 Fixed IA-10 00077BHR7 None IA-11 7.0000% 00077BHS5 Fixed IA-12 6.5000% 00077BHT3 Fixed IA-13 6.5000% 00077BHU0 Fixed IA-X1 6.5000% 00077BHV8 Fixed IA-X2 6.5000% 00077BHW6 Fixed Notes: (1) N denotes notional balance not included in total (2) Interest Paid minus Interest Adjustment minus Deferred Interest equals Accrual (3) Estimated Original Opening Class Face Value (1) Balance CUSIP Per $1,000 Per $1,000 IA-P 948,923.00 879,552.97 00077BHX4 1000.00000000 926.89603898 IIA-1 37,432,000.00 30,482,459.91 00077BHY2 1000.00000000 814.34227159 IIA-2 1,500,000.00 1,500,000.00 00077BHZ9 1000.00000000 1000.00000000 IIA-3 9,690,976.00 8,890,561.95 00077BJA2 1000.00000000 917.40624990 IIA-X 2,336,732.17 N 1,921,491.47 00077BJB0 1000.00000000 822.29854764 IIA-P 569,880.00 480,235.17 00077BJC8 1000.00000000 842.69525163 M 8,582,337.00 8,326,178.94 00077BJD6 1000.00000000 970.15287794 B-1 3,065,120.00 2,973,635.00 00077BJE4 1000.00000000 970.15288145 B-2 1,430,389.00 1,387,695.99 00077BJF1 1000.00000000 970.15286751 B-3 1,430,390.00 1,387,696.97 00077BJH7 1000.00000000 970.15287439 B-4 817,366.00 792,969.97 00077BJJ3 1000.00000000 970.15286909 B-5 1,021,707.00 991,212.13 00077BJK0 1000.00000000 970.15301843 R 100.00 0.00 00077BJG9 1000.00000000 0.00000000 Totals 408,682,707.00 351,208,415.94 Principal Principal Negative Class Payment Adj. or Loss Amortization CUSIP Per $1,000 Per $1,000 Per $1,000 IA-P 1,072.40 0.00 0.00 00077BHX4 1.13012331 0.00000000 0.00000000 IIA-1 444,701.63 0.00 0.00 00077BHY2 11.88025299 0.00000000 0.00000000 IIA-2 0.00 0.00 0.00 00077BHZ9 0.00000000 0.00000000 0.00000000 IIA-3 38,653.84 0.00 0.00 00077BJA2 3.98864263 0.00000000 0.00000000 IIA-X 0.00 0.00 0.00 00077BJB0 0.00000000 0.00000000 0.00000000 IIA-P 2,319.32 0.00 0.00 00077BJC8 4.06983926 0.00000000 0.00000000 M 11,538.31 0.00 0.00 00077BJD6 1.34442518 0.00000000 0.00000000 B-1 4,120.82 0.00 0.00 00077BJE4 1.34442371 0.00000000 0.00000000 B-2 1,923.05 0.00 0.00 00077BJF1 1.34442449 0.00000000 0.00000000 B-3 1,923.05 0.00 0.00 00077BJH7 1.34442355 0.00000000 0.00000000 B-4 1,098.89 0.00 0.00 00077BJJ3 1.34442832 0.00000000 0.00000000 B-5 1,373.58 0.00 0.00 00077BJK0 1.34439717 0.00000000 0.00000000 R 0.00 0.00 0.00 00077BJG9 0.00000000 0.00000000 0.00000000 Totals 5,342,855.69 0.00 0.00 Closing Interest Interest Class Balance Payment Adjustment CUSIP Per $1,000 Per $1,000 Per $1,000 IA-P 878,480.57 0.00 0.00 00077BHX4 925.76591567 0.00000000 0.00000000 IIA-1 30,037,758.28 152,412.30 0.00 00077BHY2 802.46201859 4.07171137 0.00000000 IIA-2 1,500,000.00 7,500.00 0.00 00077BHZ9 1000.00000000 5.00000000 0.00000000 IIA-3 8,851,908.11 44,452.81 0.00 00077BJA2 913.41760727 4.58703128 0.00000000 IIA-X 1,883,184.30 9,607.46 0.00 00077BJB0 805.90506953 4.11149387 0.00000000 IIA-P 477,915.85 0.00 0.00 00077BJC8 838.62541237 0.00000000 0.00000000 M 8,314,640.63 44,691.17 0.00 00077BJD6 968.80845276 5.20734271 0.00000000 B-1 2,969,514.18 15,961.13 0.00 00077BJE4 968.80845774 5.20734262 0.00000000 B-2 1,385,772.94 7,448.53 0.00 00077BJF1 968.80844302 5.20734569 0.00000000 B-3 1,385,773.92 7,448.53 0.00 00077BJH7 968.80845084 5.20734205 0.00000000 B-4 791,871.08 4,256.30 0.00 00077BJJ3 968.80844077 5.20733674 0.00000000 B-5 989,838.55 5,320.38 0.00 00077BJK0 968.80862126 5.20734418 0.00000000 R 0.00 0.00 0.00 00077BJG9 0.00000000 0.00000000 0.00000000 Totals 345,865,560.25 1,962,539.16 0.00 Pass-Through Class Rate (2) CUSIP Next Rate (3) IA-P 00077BHX4 None IIA-1 6.0000% 00077BHY2 Fixed IIA-2 6.0000% 00077BHZ9 Fixed IIA-3 6.0000% 00077BJA2 Fixed IIA-X 6.0000% 00077BJB0 Fixed IIA-P 00077BJC8 None M 6.4411% 00077BJD6 6.4412% B-1 6.4411% 00077BJE4 6.4412% B-2 6.4411% 00077BJF1 6.4412% B-3 6.4411% 00077BJH7 6.4412% B-4 6.4411% 00077BJJ3 6.4412% B-5 6.4411% 00077BJK0 6.4412% R 6.0000% 00077BJG9 Fixed Total P&I Payment $ 7,305,394.85 Original Opening Principal Class Face Value (1) Balance Payment CUSIP Per $1,000 Per $1,000 Per $1,000 REMIC I Intere408,682,707.00 351,208,415.8 5,342,855.70 none 1000.00000000 859.36696079 13.07335889 R (component R 0.00 0.00 0.00 none 1000.00000000 0.00000000 0.00000000 Totals 408,682,707.00 351,208,415.8 5,342,855.70 Principal Negative Closing Class Adj. or Loss Amortization Balance CUSIP Per $1,000 Per $1,000 Per $1,000 REMIC I Intere 0.00 0.00 345,865,560.14 none 0.00000000 0.00000000 846.29360190 R (component R 0.00 0.00 0.00 none 0.00000000 0.00000000 0.00000000 Totals 0.00 0.00 345,865,560.14 Interest Interest Pass-Through Class Payment Adjustment Rate (2) CUSIP Per $1,000 Per $1,000 Next Rate (3) REMIC I Intere 1,962,539.15 0.00 0.06705554 none 4.80210960 0.00000000 0.067038735 R (component R 0.00 0.00 none 0.00000000 0.00000000None Totals 1,962,539.15 0.00 Total P&I Payment 7,305,394.85 Accrued ReimbursemeNet Certificateof Prior Prepayment Class Interest Losses Int. Shortfalls IA-1 96,180.72 0.00 0.00 IA-2 476,885.84 0.00 0.00 IA-3 204,316.88 0.00 0.00 IA-4 181,747.81 0.00 0.00 IA-5 222,147.32 0.00 0.00 IA-6 134,553.74 0.00 0.00 IA-7 100,679.45 0.00 0.00 IA-8 66,679.17 0.00 0.00 IA-9 35,630.00 0.00 0.00 IA-10 0.00 0.00 0.00 IA-11 17,931.67 0.00 0.00 IA-12 3,602.08 0.00 0.00 IA-13 47,358.16 0.00 0.00 IA-X1 29,542.82 0.00 0.00 IA-X2 46,184.89 0.00 0.00 IA-P 0.00 0.00 0.00 IIA-1 152,412.30 0.00 0.00 IIA-2 7,500.00 0.00 0.00 IIA-3 44,452.81 0.00 0.00 IIA-X 9,607.46 0.00 0.00 IIA-P 0.00 0.00 0.00 M 44,691.17 0.00 0.00 B-1 15,961.13 0.00 0.00 B-2 7,448.53 0.00 0.00 B-3 7,448.53 0.00 0.00 B-4 4,256.30 0.00 0.00 B-5 5,320.38 0.00 0.00 R 0.00 0.00 0.00 Total 1,962,539.1 0.00 0.00 Prior Ending Unpaid Unpaid Interest Class Interest Interest Loss IA-1 0.00 0.00 0.00 IA-2 0.00 0.00 0.00 IA-3 0.00 0.00 0.00 IA-4 0.00 0.00 0.00 IA-5 0.00 0.00 0.00 IA-6 0.00 0.00 0.00 IA-7 0.00 0.00 0.00 IA-8 0.00 0.00 0.00 IA-9 0.00 0.00 0.00 IA-10 0.00 0.00 0.00 IA-11 0.00 0.00 0.00 IA-12 0.00 0.00 0.00 IA-13 0.00 0.00 0.00 IA-X1 0.00 0.00 0.00 IA-X2 0.00 0.00 0.00 IA-P 0.00 0.00 0.00 IIA-1 0.00 0.00 0.00 IIA-2 0.00 0.00 0.00 IIA-3 0.00 0.00 0.00 IIA-X 0.00 0.00 0.00 IIA-P 0.00 0.00 0.00 M 0.00 0.00 0.00 B-1 0.00 0.00 0.00 B-2 0.00 0.00 0.00 B-3 0.00 0.00 0.00 B-4 0.00 0.00 0.00 B-5 0.00 0.00 0.00 R 0.00 0.00 0.00 Total 0.00 0.00 0.00 Actual Distribution Class of Interest IA-1 96,180.72 IA-2 476,885.84 IA-3 204,316.88 IA-4 181,747.81 IA-5 222,147.32 IA-6 134,553.74 IA-7 100,679.45 IA-8 66,679.17 IA-9 35,630.00 IA-10 0.00 IA-11 17,931.67 IA-12 3,602.08 IA-13 47,358.16 IA-X1 29,542.82 IA-X2 46,184.89 IA-P 0.00 IIA-1 152,412.30 IIA-2 7,500.00 IIA-3 44,452.81 IIA-X 9,607.46 IIA-P 0.00 M 44,691.17 B-1 15,961.13 B-2 7,448.53 B-3 7,448.53 B-4 4,256.30 B-5 5,320.38 R 0.00 Total 1,962,539.16 BOOK VALUE OF FORECLOSURES NUMBER OF LOANS BALANCE BOOK VALUE OF FORECLOSURE LOANS (AGGREGATE) 0 0.00 PAYOFFS AND CURTAILMENTS CURRENT NUMBER OF PAYOFFS 14 CURRENT PAYOFF BALANCE 4,757,817.63 CURRENT NUMBER OF CURTAILMENTS 166 CURRENT CURTAILMENTS BALANCE 92,063.75 SERVICER ADVANCES PRINCIPAL ADVANCES 6,751.78 INTEREST ADVANCES 35,391.88 TOTAL ADVANCES 42,143.66 REALIZED LOSSES CURRENT REALIZED LOSSES 0.00 PRIOR REALIZED LOSSES 0.00 TOTAL REALIZED LOSSES SINCE CUT-OFF DATE 0.00 SPECIAL HAZARD COVERAGE BEGINNING BALANCE CURRENT REDUCTION* 4,086,827.00 0.00 ENDING BALANCE 4,086,827.00 BANKRUPTCY COVERAGE BEGINNING BALANCE CURRENT REDUCTION 126,745.00 0.00 ENDING BALANCE 126,745.00 FRAUD COVERAGE BEGINNING BALANCE CURRENT REDUCTION 4,086,827.00 0.00 ENDING BALANCE 4,086,827.00 Asset Backed Facts - Pool Total DistributioDelinq 1 Month Date # Balance 07/25/01 1 393,795 0.10% 0.114% 06/25/01 1 536,782 0.10% 0.153% 05/25/01 2 651,858 0.19% 0.182% 04/25/01 1 349,120 0.09% 0.096% 03/26/01 3 848,928 0.28% 0.230% 02/26/01 0 0 0.00% 0.000% 01/25/01 3 1,111,223 0.28% 0.300% 12/26/00 0 0 0.00% 0.000% 11/27/00 2 762,541 0.18% 0.203% 10/25/00 1 283,008 0.09% 0.075% 09/25/00 2 611,111 0.18% 0.161% 08/25/00 0 0 0.00% 0.000% 07/25/00 1 256,818 0.09% 0.067% 06/26/00 1 481,878 0.09% 0.125% 05/25/00 0 0 0.00% 0.000% 04/25/00 0 0 0.00% 0.000% DistributioDelinq 2 Months Date # Balance 07/25/01 1 409,906 0.10% 0.119% 06/25/01 1 280,842 0.10% 0.080% 05/25/01 0 0 0.00% 0.000% 04/25/01 2 523,549 0.19% 0.144% 03/26/01 0 0 0.00% 0.000% 02/26/01 1 281,937 0.09% 0.076% 01/25/01 0 0 0.00% 0.000% 12/26/00 0 0 0.00% 0.000% 11/27/00 0 0 0.00% 0.000% 10/25/00 1 327,573 0.09% 0.087% 09/25/00 0 0 0.00% 0.000% 08/25/00 1 256,596 0.09% 0.067% 07/25/00 0 0 0.00% 0.000% 06/26/00 0 0 0.00% 0.000% 05/25/00 0 0 0.00% 0.000% 04/25/00 0 0 0.00% 0.000% DistributioDelinq 3+ Months Date # Balance 07/25/01 3 821,309 0.30% 0.237% 06/25/01 2 651,242 0.19% 0.185% 05/25/01 1 241,938 0.10% 0.067% 04/25/01 0 0 0.00% 0.000% 03/26/01 0 0 0.00% 0.000% 02/26/01 0 0 0.00% 0.000% 01/25/01 1 326,763 0.09% 0.088% 12/26/00 1 327,034 0.09% 0.088% 11/27/00 1 327,305 0.09% 0.087% 10/25/00 1 256,148 0.09% 0.068% 09/25/00 1 256,372 0.09% 0.068% 08/25/00 0 0 0.00% 0.000% 07/25/00 0 0 0.00% 0.000% 06/26/00 1 285,857 0.09% 0.074% 05/25/00 1 256,990 0.09% 0.066% 04/25/00 1 257,229 0.09% 0.066% DistributioForeclosure/Bankruptcy Date # Balance 07/25/01 2 524,615 0.20% 0.152% 06/25/01 2 567,096 0.19% 0.161% 05/25/01 1 325,658 0.10% 0.091% 04/25/01 1 325,937 0.09% 0.090% 03/26/01 1 326,214 0.09% 0.089% 02/26/01 1 326,489 0.09% 0.088% 01/25/01 0 0 0.00% 0.000% 12/26/00 0 0 0.00% 0.000% 11/27/00 0 0 0.00% 0.000% 10/25/00 0 0 0.00% 0.000% 09/25/00 0 0 0.00% 0.000% 08/25/00 0 0 0.00% 0.000% 07/25/00 0 0 0.00% 0.000% 06/26/00 0 0 0.00% 0.000% 05/25/00 0 0 0.00% 0.000% 04/25/00 0 0 0.00% 0.000% DistributioREO Date # Balance 07/25/01 0 0 0.00% 0.000% 06/25/01 0 0 0.00% 0.000% 05/25/01 0 0 0.00% 0.000% 04/25/01 0 0 0.00% 0.000% 03/26/01 0 0 0.00% 0.000% 02/26/01 0 0 0.00% 0.000% 01/25/01 0 0 0.00% 0.000% 12/26/00 0 0 0.00% 0.000% 11/27/00 0 0 0.00% 0.000% 10/25/00 0 0 0.00% 0.000% 09/25/00 0 0 0.00% 0.000% 08/25/00 0 0 0.00% 0.000% 07/25/00 0 0 0.00% 0.000% 06/26/00 0 0 0.00% 0.000% 05/25/00 0 0 0.00% 0.000% 04/25/00 0 0 0.00% 0.000% DistributioModifications Date # Balance 07/25/01 0 0 0.00% 0.000% 06/25/01 0 0 0.00% 0.000% 05/25/01 0 0 0.00% 0.000% 04/25/01 0 0 0.00% 0.000% 03/26/01 0 0 0.00% 0.000% 02/26/01 0 0 0.00% 0.000% 01/25/01 0 0 0.00% 0.000% 12/26/00 0 0 0.00% 0.000% 11/27/00 0 0 0.00% 0.000% 10/25/00 0 0 0.00% 0.000% 09/25/00 0 0 0.00% 0.000% 08/25/00 0 0 0.00% 0.000% 07/25/00 0 0 0.00% 0.000% 06/26/00 0 0 0.00% 0.000% 05/25/00 0 0 0.00% 0.000% 04/25/00 0 0 0.00% 0.000% DistributioPrepayments Date # Balance 07/25/01 14 4,757,818 1.38% 1.376% 06/25/01 24 7,075,428 2.34% 2.015% 05/25/01 13 3,725,895 1.24% 1.038% 04/25/01 13 4,520,234 1.22% 1.244% 03/26/01 3 850,554 0.28% 0.231% 02/26/01 2 548,210 0.19% 0.148% 01/25/01 5 1,123,493 0.46% 0.303% 12/26/00 6 1,746,298 0.55% 0.469% 11/27/00 5 1,492,906 0.46% 0.398% 10/25/00 3 1,061,358 0.27% 0.281% 09/25/00 4 1,301,975 0.36% 0.344% 08/25/00 8 2,970,387 0.72% 0.780% 07/25/00 5 1,686,918 0.45% 0.439% 06/26/00 2 508,988 0.18% 0.132% 05/25/00 5 1,833,056 0.45% 0.473% 04/25/00 4 1,242,195 0.36% 0.318% DistributioCurr Weighted Avg. Date Coupon Remit 07/25/01 6.9556% 6.7056% 06/25/01 6.9599% 6.7099% 05/25/01 6.9615% 6.7115% 04/25/01 6.9638% 6.7138% 03/26/01 6.9641% 6.7141% 02/26/01 6.9643% 6.7143% 01/25/01 6.9641% 6.7141% 12/26/00 6.9639% 6.7139% 11/27/00 6.9640% 6.7140% 10/25/00 6.9640% 6.7140% 09/25/00 6.9645% 6.7145% 08/25/00 6.9634% 6.7134% 07/25/00 6.9639% 6.7139% 06/26/00 6.9638% 6.7138% 05/25/00 6.9646% 6.7146% 04/25/00 6.9644% 6.7144% Note: Foreclosure and REO Totals are Included in the Appropriate Delinquency Aging Category Asset Backed Facts - Group 1 Total DistributioDelinq 1 Month Date # Balance 07/25/01 1 393,795 0.11% 0.130% 06/25/01 1 536,782 0.11% 0.174% 05/25/01 2 651,858 0.22% 0.207% 04/25/01 1 349,120 0.11% 0.110% 03/26/01 3 848,928 0.32% 0.262% 02/26/01 0 0 0.00% 0.000% 01/25/01 3 1,111,223 0.32% 0.341% 12/26/00 0 0 0.00% 0.000% 11/27/00 2 762,541 0.21% 0.231% 10/25/00 1 283,008 0.10% 0.085% 09/25/00 2 611,111 0.21% 0.184% 08/25/00 0 0 0.00% 0.000% 07/25/00 1 256,818 0.10% 0.076% 06/26/00 1 481,878 0.10% 0.142% 05/25/00 0 0 0.00% 0.000% 04/25/00 0 0 DistributioDelinq 2 Months Date # Balance 07/25/01 1 409,906 0.11% 0.135% 06/25/01 1 280,842 0.11% 0.091% 05/25/01 0 0 0.00% 0.000% 04/25/01 2 523,549 0.22% 0.164% 03/26/01 0 0 0.00% 0.000% 02/26/01 1 281,937 0.11% 0.087% 01/25/01 0 0 0.00% 0.000% 12/26/00 0 0 0.00% 0.000% 11/27/00 0 0 0.00% 0.000% 10/25/00 1 327,573 0.10% 0.099% 09/25/00 0 0 0.00% 0.000% 08/25/00 1 256,596 0.10% 0.077% 07/25/00 0 0 0.00% 0.000% 06/26/00 0 0 0.00% 0.000% 05/25/00 0 0 0.00% 0.000% 04/25/00 0 0 DistributioDelinq 3+ Months Date # Balance 07/25/01 3 821,309 0.34% 0.271% 06/25/01 2 651,242 0.22% 0.211% 05/25/01 1 241,938 0.11% 0.077% 04/25/01 0 0 0.00% 0.000% 03/26/01 0 0 0.00% 0.000% 02/26/01 0 0 0.00% 0.000% 01/25/01 1 326,763 0.11% 0.100% 12/26/00 1 327,034 0.11% 0.100% 11/27/00 1 327,305 0.10% 0.099% 10/25/00 1 256,148 0.10% 0.077% 09/25/00 1 256,372 0.10% 0.077% 08/25/00 0 0 0.00% 0.000% 07/25/00 0 0 0.00% 0.000% 06/26/00 1 285,857 0.10% 0.084% 05/25/00 1 256,990 0.10% 0.076% 04/25/00 1 257,229 DistributioForeclosure 0 Date # Balance 07/25/01 2 524,615 0.23% 0.173% 06/25/01 2 567,096 0.22% 0.184% 05/25/01 1 325,658 0.11% 0.103% 04/25/01 1 325,937 0.11% 0.102% 03/26/01 1 326,214 0.11% 0.101% 02/26/01 1 326,489 0.11% 0.101% 01/25/01 0 0 0.00% 0.000% 12/26/00 0 0 0.00% 0.000% 11/27/00 0 0 0.00% 0.000% 10/25/00 0 0 0.00% 0.000% 09/25/00 0 0 0.00% 0.000% 08/25/00 0 0 0.00% 0.000% 07/25/00 0 0 0.00% 0.000% 06/26/00 0 0 0.00% 0.000% 05/25/00 0 0 0.00% 0.000% 04/25/00 0 0 DistributioREO Date # Balance 07/25/01 0 0 0.00% 0.000% 06/25/01 0 0 0.00% 0.000% 05/25/01 0 0 0.00% 0.000% 04/25/01 0 0 0.00% 0.000% 03/26/01 0 0 0.00% 0.000% 02/26/01 0 0 0.00% 0.000% 01/25/01 0 0 0.00% 0.000% 12/26/00 0 0 0.00% 0.000% 11/27/00 0 0 0.00% 0.000% 10/25/00 0 0 0.00% 0.000% 09/25/00 0 0 0.00% 0.000% 08/25/00 0 0 0.00% 0.000% 07/25/00 0 0 0.00% 0.000% 06/26/00 0 0 0.00% 0.000% 05/25/00 0 0 0.00% 0.000% 04/25/00 0 0 DistributioModifications Date # Balance 07/25/01 0 0 0.00% 0.000% 06/25/01 0 0 0.00% 0.000% 05/25/01 0 0 0.00% 0.000% 04/25/01 0 0 0.00% 0.000% 03/26/01 0 0 0.00% 0.000% 02/26/01 0 0 0.00% 0.000% 01/25/01 0 0 0.00% 0.000% 12/26/00 0 0 0.00% 0.000% 11/27/00 0 0 0.00% 0.000% 10/25/00 0 0 0.00% 0.000% 09/25/00 0 0 0.00% 0.000% 08/25/00 0 0 0.00% 0.000% 07/25/00 0 0 0.00% 0.000% 06/26/00 0 0 0.00% 0.000% 05/25/00 0 0 0.00% 0.000% 04/25/00 0 0 DistributioPrepayments Date # Balance 07/25/01 13 4,485,671 1.48% 1.480% 06/25/01 22 6,541,805 2.46% 2.124% 05/25/01 12 3,464,573 1.31% 1.101% 04/25/01 13 4,520,234 1.40% 1.419% 03/26/01 3 850,554 0.32% 0.263% 02/26/01 2 548,210 0.21% 0.169% 01/25/01 4 890,446 0.42% 0.273% 12/26/00 6 1,746,298 0.63% 0.534% 11/27/00 5 1,492,906 0.52% 0.453% 10/25/00 3 1,061,358 0.31% 0.320% 09/25/00 4 1,301,975 0.42% 0.391% 08/25/00 6 2,149,570 0.62% 0.643% 07/25/00 4 1,356,395 0.41% 0.403% 06/26/00 2 508,988 0.20% 0.150% 05/25/00 5 1,833,056 0.51% 0.540% 04/25/00 4 1,242,195 DistributioCurr Weight 0 Date Coupon Remit 07/25/01 7.0265% 6.7765% 06/25/01 7.0310% 6.7810% 05/25/01 7.0324% 6.7824% 04/25/01 7.0343% 6.7843% 03/26/01 7.0346% 6.7846% 02/26/01 7.0350% 6.7850% 01/25/01 7.0354% 6.7854% 12/26/00 7.0350% 6.7850% 11/27/00 7.0350% 6.7850% 10/25/00 7.0350% 6.7850% 09/25/00 7.0355% 6.7855% 08/25/00 7.0355% 6.7855% 07/25/00 7.0358% 6.7858% 06/26/00 7.0358% 6.7858% 05/25/00 7.0366% 6.7866% 04/25/00 7.0363% 6.7863% Note: Foreclosure and REO Totals are Included in the Appropriate Delinquency Aging Category Asset Backed Facts - Group 2 Total DistributioDelinq 1 Month Date # Balance 07/25/01 0 0 0.00% 0.000% 06/25/01 0 0 0.00% 0.000% 05/25/01 0 0 0.00% 0.000% 04/25/01 0 0 0.00% 0.000% 03/26/01 0 0 0.00% 0.000% 02/26/01 0 0 0.00% 0.000% 01/25/01 0 0 0.00% 0.000% 12/26/00 0 0 0.00% 0.000% 11/27/00 0 0 0.00% 0.000% 10/25/00 0 0 0.00% 0.000% 09/25/00 0 0 0.00% 0.000% 08/25/00 0 0 0.00% 0.000% 07/25/00 0 0 0.00% 0.000% 06/26/00 0 0 0.00% 0.000% 05/25/00 0 0 0.00% 0.000% 04/25/00 0 0 DistributioDelinq 2 Months Date # Balance 07/25/01 0 0 0.00% 0.000% 06/25/01 0 0 0.00% 0.000% 05/25/01 0 0 0.00% 0.000% 04/25/01 0 0 0.00% 0.000% 03/26/01 0 0 0.00% 0.000% 02/26/01 0 0 0.00% 0.000% 01/25/01 0 0 0.00% 0.000% 12/26/00 0 0 0.00% 0.000% 11/27/00 0 0 0.00% 0.000% 10/25/00 0 0 0.00% 0.000% 09/25/00 0 0 0.00% 0.000% 08/25/00 0 0 0.00% 0.000% 07/25/00 0 0 0.00% 0.000% 06/26/00 0 0 0.00% 0.000% 05/25/00 0 0 0.00% 0.000% 04/25/00 0 0 DistributioDelinq 3+ Months Date # Balance 07/25/01 0 0 0.00% 0.000% 06/25/01 0 0 0.00% 0.000% 05/25/01 0 0 0.00% 0.000% 04/25/01 0 0 0.00% 0.000% 03/26/01 0 0 0.00% 0.000% 02/26/01 0 0 0.00% 0.000% 01/25/01 0 0 0.00% 0.000% 12/26/00 0 0 0.00% 0.000% 11/27/00 0 0 0.00% 0.000% 10/25/00 0 0 0.00% 0.000% 09/25/00 0 0 0.00% 0.000% 08/25/00 0 0 0.00% 0.000% 07/25/00 0 0 0.00% 0.000% 06/26/00 0 0 0.00% 0.000% 05/25/00 0 0 0.00% 0.000% 04/25/00 0 0 DistributioForeclosure/Bankruptcy Date # Balance 07/25/01 0 0 0.00% 0.000% 06/25/01 0 0 0.00% 0.000% 05/25/01 0 0 0.00% 0.000% 04/25/01 0 0 0.00% 0.000% 03/26/01 0 0 0.00% 0.000% 02/26/01 0 0 0.00% 0.000% 01/25/01 0 0 0.00% 0.000% 12/26/00 0 0 0.00% 0.000% 11/27/00 0 0 0.00% 0.000% 10/25/00 0 0 0.00% 0.000% 09/25/00 0 0 0.00% 0.000% 08/25/00 0 0 0.00% 0.000% 07/25/00 0 0 0.00% 0.000% 06/26/00 0 0 0.00% 0.000% 05/25/00 0 0 0.00% 0.000% 04/25/00 0 0 DistributioREO Date # Balance 07/25/01 0 0 0.00% 0.000% 06/25/01 0 0 0.00% 0.000% 05/25/01 0 0 0.00% 0.000% 04/25/01 0 0 0.00% 0.000% 03/26/01 0 0 0.00% 0.000% 02/26/01 0 0 0.00% 0.000% 01/25/01 0 0 0.00% 0.000% 12/26/00 0 0 0.00% 0.000% 11/27/00 0 0 0.00% 0.000% 10/25/00 0 0 0.00% 0.000% 09/25/00 0 0 0.00% 0.000% 08/25/00 0 0 0.00% 0.000% 07/25/00 0 0 0.00% 0.000% 06/26/00 0 0 0.00% 0.000% 05/25/00 0 0 0.00% 0.000% 04/25/00 0 0 DistributioModificatio 0 Date # Balance 07/25/01 0 0 0.00% 0.000% 06/25/01 0 0 0.00% 0.000% 05/25/01 0 0 0.00% 0.000% 04/25/01 0 0 0.00% 0.000% 03/26/01 0 0 0.00% 0.000% 02/26/01 0 0 0.00% 0.000% 01/25/01 0 0 0.00% 0.000% 12/26/00 0 0 0.00% 0.000% 11/27/00 0 0 0.00% 0.000% 10/25/00 0 0 0.00% 0.000% 09/25/00 0 0 0.00% 0.000% 08/25/00 0 0 0.00% 0.000% 07/25/00 0 0 0.00% 0.000% 06/26/00 0 0 0.00% 0.000% 05/25/00 0 0 0.00% 0.000% 04/25/00 0 0 DistributioPrepayments 0 Date # Balance 07/25/01 1 272,147 0.75% 0.637% 06/25/01 2 533,623 1.49% 1.235% 05/25/01 1 261,322 0.74% 0.592% 04/25/01 0 0 0.00% 0.000% 03/26/01 0 0 0.00% 0.000% 02/26/01 0 0 0.00% 0.000% 01/25/01 1 233,047 0.73% 0.516% 12/26/00 0 0 0.00% 0.000% 11/27/00 0 0 0.00% 0.000% 10/25/00 0 0 0.00% 0.000% 09/25/00 0 0 0.00% 0.000% 08/25/00 2 820,817 1.45% 1.775% 07/25/00 1 330,522 0.71% 0.696% 06/26/00 0 0 0.00% 0.000% 05/25/00 0 0 0.00% 0.000% 04/25/00 0 0 DistributioCurr Weighted Avg. Date Coupon Remit 07/25/01 6.4501% 6.2001% 06/25/01 6.4528% 6.2028% 05/25/01 6.4546% 6.2046% 04/25/01 6.4546% 6.2046% 03/26/01 6.4546% 6.2046% 02/26/01 6.4545% 6.2045% 01/25/01 6.4529% 6.2029% 12/26/00 6.4528% 6.2028% 11/27/00 6.4528% 6.2028% 10/25/00 6.4528% 6.2028% 09/25/00 6.4509% 6.2009% 08/25/00 6.4518% 6.2018% 07/25/00 6.4565% 6.2065% 06/26/00 6.4564% 6.2064% 05/25/00 6.4564% 6.2064% 04/25/00 6.4564% 6.2064% Note: Foreclosure and REO Totals are Included in the Appropriate Delinquency Aging Category